EXHIBIT 99.1

Agreement of Joint Filing

Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned persons hereby agree to file with the Securities and Exchange Commission the Statement on Schedule 13D (the “Statement”) to which this Agreement is attached as an exhibit, and agree that such Statement, as so filed, is filed on behalf of each of them.

This Agreement of Joint Filing supersedes and replaces the Agreement of Joint Filing dated August 21, 2006.

IN WITNESS WHEREOF, the undersigned have executed this Agreement.

Dated: September 22, 2006

BARINGTON COMPANIES EQUITY PARTNERS, L.P.
By:	Barington Companies Investors, LLC, its general partner
By:	/s/ James A. Mitarotonda

Name:	James A. Mitarotonda
Title:	Managing Member

BARINGTON INVESTMENTS, L.P.
By:	Barington Companies Advisors, LLC, its general partner
By:	/s/ James A. Mitarotonda

Name:	James A. Mitarotonda
Title:	Managing Member

BARINGTON COMPANIES ADVISORS, LLC
By:	/s/ James A. Mitarotonda

Name:	James A. Mitarotonda
Title:	Managing Member

BARINGTON COMPANIES INVESTORS, LLC
By:	/s/ James A. Mitarotonda

Name:	James A. Mitarotonda
Title:	Managing Member

BARINGTON COMPANIES OFFSHORE FUND, LTD.
By:	/s/ James A. Mitarotonda

Name:	James A. Mitarotonda
Title:	President

BENCHMARK OPPORTUNITAS FUND PLC
By:	Barington Offshore Advisors, LLC
By:	/s/ James A. Mitarotonda

Name:	James A. Mitarotonda
Title:	Authorized Signatory

BARINGTON OFFSHORE ADVISORS, LLC
By:	/s/ James A. Mitarotonda

Name:	James A. Mitarotonda
Title:	Authorized Signatory

BARINGTON CAPITAL GROUP, L.P.
By:	LNA Capital Corp., its general partner
By:	/s/ James A. Mitarotonda

Name:	James A. Mitarotonda
Title:	President and CEO

LNA CAPITAL CORP.
By:	/s/ James A. Mitarotonda

Name:	James A. Mitarotonda
Title:	President and CEO

/s/ James A. Mitarotonda

James A. Mitarotonda

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD.	ADMIRAL ADVISORS, LLC
	By:	Ramius Capital Group, L.L.C., its sole member

PARCHE, LLC		RAMIUS CAPITAL GROUP, L.L.C.
By:	Admiral Advisors, LLC, its managing member	By:	C4S & Co., L.L.C., as managing member

C4S & CO., L.L.C.
By:	/s/ Jeffrey M. Solomon

Name:	Jeffrey M. Solomon
Title:	Authorized Signatory

JEFFREY M. SOLOMON
/s/ Jeffrey M. Solomon

Individually and as attorney-in-fact for Peter A. Cohen, Morgan B. Stark and Thomas W. Strauss